Cash And Cash Equivalents (Tables)	12 Months Ended
Dec. 31, 2022
Cash and Cash Equivalents [Abstract]
Schedule of Cash and Cash Equivalents
Cash and cash equivalents represent cash on hand, demand deposits placed with large reputable banks, and highly liquid investments that are readily convertible to known amounts of cash and with original maturities from the date of purchase with terms of less than three months. The following table sets forth a breakdown of cash and cash equivalents by currency denomination and jurisdiction as of December 31, 2021 and 2022:

	RMB		RMB equivalent USD		RMB equivalent SGD	Total in RMB
	China	Overseas	China	Overseas	Overseas

	(in thousands)
December 31, 2021	402,420	100,000	—	—	—	502,420
December 31, 2022	611,266	95,051	656	79	5,179	712,231